Exhibit 10.1
Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

Production Pricing Agreement (Japan PPA)

Effective Date: 10/1/2024
Seller Name	Panasonic Corporation of North America doing business as Panasonic Industrial Devices Sales Company of America (“PIDSA”)
Address	2 Riverfront Plaza, Newark, NJ 07102
Place of Incorporation	Delaware

Commodity Description	Battery Cells
Tier 1 or Tier 2	Tier 1
Supplier Shipping Site Code	113517
Incoterms	FCA (Incoterms 2010)
Manufacturing address	Suminoe plant 1-2-63, Hirabayashi-kita, Suminoe-ku, Osaka-shi, Osaka 559-8729, Japan
Ship from address	9-10 Minatojima Chuo-ku, Kobe-shi, Hyogo-ken 650-0045, Japan (Kobe Port)

Delivery Location	Lucid USA, Inc.
Address	Lucid Motors Casa Grande Warehouse, 1185 W. Peters Road, Casa Grande, AZ 85122, USA

Pricing Validity Period	10/1/2024	through	12/31/2026
Production Volume	As provided in forecast Exhibit C
Payment Terms	[***]
1.    PPA Revision. This Production Pricing Agreement (“PPA”) is entered into by Lucid USA, Inc. (“Lucid”) and PIDSA (identified above) with respect to the goods described in Exhibit A (“Goods”) . Lucid and PIDSA are each a “Party” and collectively are the “Parties”. The General Terms and Conditions between Panasonic Energy Co., Ltd. and Lucid dated as of December 1st, 2022 (“GTC”) are incorporated by reference into this PPA as an integral part hereof. In case of any inconsistencies between the terms of the GTC and the terms of this PPA, the terms of this PPA shall prevail. PIDSA and Lucid are “Parties” and each a “Party”.
2.    Pricing and Payment Terms. Lucid and PIDSA agree to the pricing for the Goods set forth in Exhibit A (Goods and Price). The Prices (a) are subject to certain agreed adjustments for Raw Material Adjustments as provided in Exhibit B and for exchange rate fluctuations between United States Dollars and Japanese Yen with respect to all costs for the Goods procured or payable in Japanese Yen as provided in Exhibit B, and (b) are exclusive of all applicable sales, value added, surcharges, or similar transfer taxes or charges. PIDSA may release an invoice for each shipment of Goods on each such shipping date. Lucid shall [***]. The Parties shall [***].
3.    Orders, Volumes. Lucid shall issue Production Orders, Spot Orders and Releases (as defined in Schedule 1 of the GTC) for the Production Volumes set forth in Exhibit C.

Production Pricing Agreement    Page 1 of 3

4.    Miscellaneous. PIDSA and Lucid agree (a) that the GTC; and the Production Order, Spot Orders and Releases (collectively, the “POs”) issued by or for Lucid and accepted by PIDSA in accordance with the relevant terms of the GTC are incorporated as an integral part of this PPA and (b) that the GTC, POs, and this PPA constitute, collectively, the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior oral or written representations or agreements by the Parties with respect to such subject matter. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA will be binding unless in writing and signed by both Parties. Any standard preprinted or other terms and conditions included or referenced in PIDSA’s invoice(s) or other documents are excluded and shall not be part of this PPA.

Agreed by authorized representatives of each of PIDSA and Lucid and signed by them as of the date set forth above (the “PPA Effective Date”).

Panasonic Corporation of North America doing business as Panasonic Industrial Devices Sales Company of America		Lucid USA, Inc.
By:		By:
Printed:	Kenichiro Koide	Printed:	Gagan Dhingra
Title:	Vice President	Title:	Interim Chief Financial Officer
Date:	10/1/2024	Date:	10/1/2024

This PPA incorporates the following Exhibits:

Exhibit A: Goods and Price
Exhibit B: Raw Material and Exchange Rate Adjustments
Exhibit C: Volume Forecast
Exhibit D: Forecast Adjustment
Exhibit E: Special Remedies
Exhibit F: Cell BOM Cost

Production Pricing Agreement    Page 2 of 3

Exhibit A: Goods and Price

[***]

Exhibit B: Raw Material and Exchange Rate Adjustments

[***]

Exhibit C: Volume Forecast

[***]

Exhibit D: Forecast Adjustment

[***]

Exhibit E: Special Remedies

[***]

Exhibit F: Cell BOM Cost

[***]

Production Pricing Agreement    Page 3 of 3